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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 30, 1998


                              HILLS STORES COMPANY
             (Exact name of registrant as specified in its charter)


           DELAWARE                     1-9505                  31-1153510
(State or other jurisdiction   (Commission file number)      (I.R.S. employer
   of incorporation)                                      identification number)


             15 DAN ROAD                                           02021
        CANTON, MASSACHUSETTS                                   (Zip Code)
(Address of principal executive office)




               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (781) 821-1000





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Item 5.  OTHER EVENTS

        Hills Stores Company (the "Company"), through its wholly-owned operating subsidiary Hills Department Store Company ("HDSC"), and C.R.H. International, Inc., a wholly-owned subsidiary of HDSC (which has been subsequently merged into HDSC), has amended and restated (the "Amendment") the Loan and Security Agreement (the "Agreement") governing its $300 million secured revolving credit facility (the "Facility") with BankAmerica Business Credit, Inc. ("BABC") as agent for the group of lenders.

        The Amendment is effective on January 30, 1998, and:

        1.      Extends the term of the Agreement to February 5, 2001;

        2. Modifies the advance rate on eligible inventory from 55% prior to the Amendment to 60% for the months of December through August, and to 65% for the months of September through November;

        3. Creates a $10 million term loan at an interest rate equal to revolving loans under the Facility, with quarterly payments of $500,000 beginning in November 1998, and continuing until the earlier of (a) full payoff or (b) Agreement termination (whereupon a balloon payment for the balance plus accrued and unpaid interest is payable);

        4. For purposes of measuring compliance with the covenant concerning the ratio of cash flow/capital expenditure, the Amendment extends the current $10 million reduction of capital spending through fiscal year 1998.

        5. For purposes of measuring EBITDA as used in the covenant concerning the ratio of cash flow/capital expenditure, the Amendment clarifies (a) that the prior year's cumulative cash flow excess as of a year-end is applicable to all interim periods of the subsequent fiscal year, and (b) that costs of all store closings are to be excluded.

        The Company paid a total fee of $375,000 to BABC and the lenders in connection with the Amendment. A copy of the Amended and Restated Agreement is filed as an Exhibit to this Report and is incorporated by reference herein.




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Item 7.  EXHIBITS

        The following Exhibit is filed as part of this Report:

Exhibit
Number          Title
------          -----

99.1 Amended and Restated Loan and Security Agreement dated as of January 30, 1998 among the Financial Institutions named therein as the Lenders, BankAmerica Business Credit, Inc. as the Agent, Hills Department Store Company and C.R.H. International, Inc. as the Borrowers, and the Other Loan Parties named therein.








                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       HILLS STORES COMPANY


                                       By: /s/ William K. Friend
                                           -----------------------------------
                                           Name: William K. Friend
                                           Title: Vice President - Secretary



Dated: February 6, 1998




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                                  EXHIBIT INDEX

                     Pursuant to Item 601 of Regulation S-K


Exhibit
Number          Title
------          -----

99.1 Amended and Restated Loan and Security Agreement dated as of January 30, 1998 among the Financial Institutions named therein as the Lenders, BankAmerica Business Credit, Inc. as the Agent, Hills Department Store Company and C.R.H. International, Inc. as the Borrowers, and the Other Loan Parties named therein.
















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